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                               SECURITY AGREEMENT
                               (CHATTEL MORTGAGE)

         AGREEMENT made on December 27, 1996 under the laws of the State of New York, by and between AXICOM COMMUNICATIONS GROUP, INC., a New York corporation (the "Debtor"), whose business address is 12 East 41st Street, New York, New York 10017 and 50 Broad Street, New York, 10004 and NEW YORK COMMUNITY INVESTMENT COMPANY L.L.C., a Delaware limited company with its office at 120 Broadway, New York, New York 10271 (the "Secured Party").

                                   WITNESSETH:

         To secure the payment of an indebtedness in the total amount of $300,00 with interest at the rate of 12% due from Debtor to Secured Party payable in accordance with the terms of certain promissory notes between Debtor and Secured Party; and also to secure any other indebtedness or liability of the Debtor to the Secured Party, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including all future advances which any be made at the option of the Secured Party (all hereafter called the "obligations"). Debtor hereby grants and conveys to the Secured Party a security interest in, and mortgages to the Secured Party: (a) the property described in the schedule herein which the Debtor represents will be used primarily in business or other use; (b) all property, goods and chattels of the same classes as those scheduled, acquired by the Debtor subsequent to the execution of this agreement and prior to its termination; (c) the proceeds thereof, if any; (d) all increases, substitutions, replacements, additions, and accessions thereto, (the foregoing (a), (b), (c), and (d) hereinafter called the "collateral").

         1. Debtor warrants, covenants, and agrees as follows:

              (a) To pay and perform all of the obligations secured by this agreement according to their terms.

              (b) To defend the title to the collateral against all persons and against all claims and demands whatsoever, which collateral, except for the security interest granted hereby, is lawfully owned by the Debtor and is now free and clear of any and all liens, security interests, claims, charges, encumbrances, taxes, and assessments, other than liens for taxes.

              (c) On demand of the Secured Party to do the following: furnish further assurance of title, execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this agreement, execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of the Secured Party in the collateral and pay all costs of filing in connection therewith.

              (d) To retain possession of the collateral during the existence of this agreement and not to sell, exchange, assign, loan, deliver, lease, mortgage, or otherwise dispose of same without the written consent of the Secured Party, except in the ordinary course of business.


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              (e) To keep the collateral at the location specified in the schedule and not remove same (except in the usual course of business for temporary periods) without the prior written consent of the Secured Party.

              (f) To keep the collateral free and clear of all liens, charges, encumbrances, taxes, and assessments, other than liens for taxes.

              (g) To pay, when due, all taxes, assessments and license fees relating to the collateral.

              (h) To keep the collateral, at Debtor's own cost and expense, in good repair and condition and available for inspection by the Secured Party at all reasonable times.

              (i) To keep the collateral fully insured against loss by fire, theft, and other casualties, and to name Secured Party as a loss payee in the event of any loss, and Debtor shall give immediate written notice to the Secured Party and to insurers of loss or damage to the collateral and shall promptly file proofs of loss with insurers.

         2. The parties further agree:

              (a) Waiver of or acquiescence in any default by the Debtor, or failure of the Secured Party to insist upon strict performance by the Debtor of any warranties or agreements in this security agreement, shall constitute a waiver of any subsequent or other default or failure.

              (b) Notices to either party shall be in writing and shall be delivered personally or by mail addressed to the party at the address herein set forth or otherwise designated in writing.

              (c) The Uniform Commercial Code shall govern the rights, duties, and remedies of the parties, and any provisions herein declared invalid under any law shall not invalidate any other provision of this agreement.

              (d) The following shall constitute a default by the Debtor:
Failure to pay any installment when due beyond any applicable grace periods. Failure by Debtor to comply with or perform any provision of this agreement or any other agreement executed between Debtor and Secured Party. If any false or misleading representations or warranties are made or given by Debtor in connection with this agreement. Subjection of the collateral to levy of execution or other judicial process. Commencement of any insolvency proceeding by or against the Debtor. Death of the Debtor or any guarantor.

Any reduction in the value of the collateral or any act of the Debtor which imperils the prospect of full performance or satisfaction of the Debtor's obligations herein.

              (e) Upon any default of the Debtor, and at the option of the Secured Party, the obligations secured by this agreement shall immediately become due and payable in full without notice or demand, and the Secured Party shall have all the rights, remedies, and privileges with respect to repossession, retention, and sale of the collateral,


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and disposition of the proceeds are accorded by the applicable sections of the
Uniform Commercial Code respecting "Default". Upon any default and upon demand, Debtor shall assemble the collateral and make it available to the Secured Party at the place and at the time designated in the demand. Upon any default, the Secured Party's reasonable attorney's fees and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising, and selling the collateral, and for any other efforts to collect the debt secured hereby shall be chargeable to the Debtor. The Debtor shall remain liable for any deficiency resulting from a sale of the collateral and shall pay any such deficiency forthwith on demand. If the Debtor shall default in the performance of any of the provisions of this agreement on the Debtor's part to be performed. Secured Party may perform same for the Debtor's account, and any monies expended in so doing shall be chargeable with interest to the Debtor and added to the indebtedness secured hereby.

              (f) The Secured Party is hereby authorized to file a financing statement and any amendments, continuation statements or termination statements it may deem necessary, without the Debtor's signature, or by executing the Debtor's name thereto and for such limited purpose. Debtor grants Secured Party, and its agents, a power of attorney to execute any such financing statements as may be necessary to perfect Secured Party's interest in the collateral. Notwithstanding the foregoing, the Secured Party shall have no obligation to comply with any recording, re-recording, filing, refiling or other legal requirements, necessary to establish or maintain the validity, priority, or enforceability of, or the Secured Party's right in and to the collateral or any part thereof.

              (g) The captions are inserted only as a matter of convenience and for reference and in no way to define, limit or describe the scope of this agreement nor the intent of any provision thereof. The terms, warranties, and agreements herein contained shall bind and inure to the benefit of the respective parties hereto, and their respective legal representatives, successors, and assigns. The gender and number used in this agreement are used as reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural. This agreement may not be changed orally.

              (h) All communications and notices hereunder shall be in writing and shall be deemed to have been duly given if sent by United States mail, postage prepaid, to the parties at the address first above written, or at such other place or places as the party addressed may have designated by written notice to the other.

              (i) This agreement is being executed and delivered in the State of New York and shall be construed and enforced in accordance with the laws of that State.

              (j) In the event that any word, sentence, paragraph or article of this agreement is found to be void or voidable, the balance of this agreement shall nevertheless be legal and binding with the same force and effect as though the void or voidable parts were deleted.

              (k) This agreement shall terminate upon payment by Debtor of all obligations owed by Debtor to Secured Party in connection with the $300,000 loan transaction provided for herein. Upon such termination, Secured Party shall promptly


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deliver to Debtor all UCC-3 termination statements necessary to evidence termination of the liens and security interests granted hereunder.

              IN WITNESS WHEREOF, the parties have respectively signed and sealed these presents the day and year first above written.

                                  DEBTOR:

                                  AXICOM COMMUNICATIONS GROUP, INC.

                                  By: /s/ Christian Bardenheuer
                                      -----------------------------------------
                                          Christian Bardenheuer

                                  By: /s/ Warner R. Johnson
                                      -----------------------------------------
                                          Warner R. Johnson, Jr., Secretary

                                  SECURED PARTY

                                  NEW YORK COMMUNITY INVESTMENT
                                  COMPANY L.L.C.

                                  By: /s/ Howard Sommer
                                      -----------------------------------------
                                          Howard Sommer, President

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                SCHEDULE OF COLLATERAL TO SECURITY AGREEMENT MADE
            BY AXICOM COMMUNICATIONS GROUP, INC. IN FAVOR OF NEW YORK
                       COMMUNITY INVESTMENT COMPANY L.L.C.

         The items of collateral are described as follows: A security interest in all inventory, general intangibles, accounts receivable, contract rights, instruments and all other obligations for the payment of monies due debtor, customer lists, machinery and equipment and furniture and fixtures including but not limited to the P.C. based telecommunications switch, whether now owned or existing, or hereafter created or acquired located at 12 East 41st Street, New York, New York; 50 Broad Street, New York, New York, or any other locations(s) where the debtor maintain said items of collateral.